LEEB FOCUS FUND

Supplement to the Prospectus dated March 29, 2012

Supplement dated January 31, 2013

The sub-section Portfolio Management in the Summary Section and the sub-section Portfolio Managers in the section Additional Information about Management of the Fund is amended to reflect that, effective immediately, Mr. Eric Remole has become a portfolio manager of the Fund.

Mr. Remole is Chief Investment Officer and Chairman of the Investment Committee at Leeb Capital Management, Inc. (the “Adviser”). Mr. Remole has nearly 30 years experience as an asset management leader and market innovator. His experience includes development and management of various investment strategies – including long-short and market neutral, enhanced indexing, and adaptive style and sector rotation systems. He was Head of Quantitative Research for J.P. Morgan Asset Management’s US Equity Group from 2006 through 2011. There he was a senior member of a team that managed over $110 billion in a variety of strategies. Prior to that, he managed over $40 billion ($3.5 billion directly) while a senior member of the Columbia Management Group team, where he served as Managing Director/Head of Structured Equity and Systematic Research for numerous investment strategies. Earlier, Mr. Remole served as Managing Director/Head of Global Structured Products at Credit Suisse Asset Management, where he oversaw over $14 billion in assets. Mr. Remole joined the investment management industry in 1984 at Chancellor/LGT Asset Management, where his performance as a quantitative analyst prompted his promotion to Head of Quantitative Equity/Senior Portfolio Manager. He earned a BA from Dartmouth and an MS from Stanford.

Effective immediately, Mr. David A. Sandell is no longer a portfolio manager of the Fund. All references in the prospectus to Mr. Sandell as a portfolio manager and member of the Investment Committee of the Adviser are hereby deleted.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated March 29, 2012 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (866) 400-5332.

LEEB FOCUS FUND

Supplement to the Statement of Additional Information dated March 29, 2912

Supplement dated January 31, 2013

Effective immediately, Mr. David A. Sandell is no longer a portfolio manager of the Fund. All references in the Statement of Additional Information to Mr. Sandell as a portfolio manager and member of the Investment Committee of Leeb Capital Management, Inc. (the “Adviser”) are hereby deleted in their entirety.

Effective immediately, Mr. Eric Remole has joined the Adviser’s Investment Committee and become jointly responsible for the day-to-day management of the Fund. The disclosure under “About the Portfolio Managers” in the Statement of Additional Information is replaced by the following:

About the Portfolio Managers

Dr. Stephen Leeb, Mr. Eric Remole, Ms. Yevgeniya (Genia) Turanova and Mr. Gregory Dorsey each provide portfolio management services to the Fund (collectively, the “Portfolio Managers”). All of the Adviser’s client accounts are managed by the Adviser’s Investment Committee as a team, and not by individual portfolio managers. Dr. Leeb is the Research Chariman, Mr. Remole is Chairman of the Investment Committee, and Ms. Turanova, Mr. Dorsey, and Mr. Remole are members of the Investment Committee. The following table shows the type and number of other accounts managed by the Adviser’s Investment Committee (not including the Fund) as of November 30, 2012. Asset amounts are approximate and have been rounded.

Portfolio Managers	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Stephen Leeb Genia Turanova Gregory Dorsey Eric Remole (as members of the Adviser’s Investment Committee)	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 202	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $99,201,244	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: 8	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $1,366,060

Compensation.  The Adviser currently pays all Portfolio Managers a base salary as well as a discretionary bonus which is based on the overall profitability of the firm, determined on a pre-tax basis.

Salaries are not based on individual accounts’ performance. The Portfolio Managers are entitled to participate in a company-sponsored retirement plan commensurate with the other employees of the firm.

Potential Conflicts of Interest.  The Adviser (not the Portfolio Managers) receives a fee based on the performance of certain individual accounts that the Adviser manages using an investment strategy that is different from the Fund. The performance fee is in addition to a fixed management fee that the Adviser receives for managing such clients’ portfolio. In contrast, the fees paid by the Fund to the Adviser are not based on the performance results of the Fund. The performance fees may create a potential conflict of interest by providing an incentive for the Adviser to allocate more volatile stocks with greater capital appreciation opportunity to these other accounts rather than to the Fund, although such risk is minimized as a result of the differing investment strategies between the Fund and the accounts subject to a performance fee. In addition, the Adviser has adopted policies requiring fair and equitable allocation of appropriate investment opportunities among its client accounts in an attempt to mitigate the risk that Portfolio Managers may prefer one account over another.

The Portfolio Managers may be presented with potential or actual conflicts of interest as a result of their day-to-day management responsibilities with respect to other accounts managed by the Adviser. For example, management of these other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of the Fund and such other accounts. The Adviser continually seeks to manage such competing interests for the time and attention of the Portfolio Managers. Because the Adviser employs the same “focused” investment strategy, which seeks primarily large cap stocks, on behalf of all of the Adviser’s clients, allocation of investment opportunities among accounts is not a material conflict that the Adviser believes is likely to arise in managing the Fund.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each Fund portfolio transaction consistent with its duty to seek best execution of the transaction. Whenever possible, the Adviser will combine orders for the purchase and sale of securities on behalf of the Fund with those of other accounts with respect to which the Adviser has full trading discretion. The Adviser seeks to improve the price, transaction costs, and other aspects of trade execution when orders in the same security are aggregated for multiple clients. The Adviser seeks to ensure fair and equitable treatment of each of its clients when aggregating and allocating client trades.

Securities Owned in the Fund by Portfolio Managers.  As of November 30, 2012, the Portfolio Managers owned shares of the Fund in the following ranges:

Portfolio Manager	Dollar Range of Fund Shares
Stephen Leeb	$100,001-$500,000
Eric Remole	None
Genia Turanova	None
Gregory Dorsey	None

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Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus, each as supplemented from time to time. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (866) 400-5332.